SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  July 16, 2001
                Date of Report (Date of earliest event reported)

                           CROSSMANN COMMUNITIES, INC.
             (Exact name of registrant as specified in its charter)

   Indiana                           33-68396                  35-1880120
(State or other                  (Commission File            (IRS Employer
jurisdiction of                       Number)            Identification Number)
incorporation)


        9210 North Meridian St.                                     46260
         Indianapolis, Indiana                                    (Zip Code)
(Address of principal executive offices)

        Registrant's telephone number, including area code (317) 843-9514

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Item 5. Other Events

     On July 16, 2001, Crossmann Communities, Inc. issued a press release announcing its preliminary financial results for the second quarter ended June 30, 2001, a copy of which is attached hereto as Exhibit 99.1.


Item 7. Financial Statements and Exhibits

     (c)  Exhibits

          99.1 Press Release dated July 16, 2001

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 CROSSMANN COMMUNITIES, INC.



                                 By:  /s/ Jennifer A. Holihen
                                      ------------------------------------------
                                      Jennifer A. Holihen, Chief Financial
                                        Officer, Secretary and Treasurer

July 16, 2001

                                INDEX TO EXHIBITS


Exhibit No.            Description
-----------            -----------

   99.1                Press Release, dated July 16, 2001